Exhibit 99.1

Vertex Announces First Quarter 2022 Financial Results

KING OF PRUSSIA, PA – May 10, 2022: Vertex, Inc. (NASDAQ: VERX) (“Vertex” or the “Company”), a global provider of tax technology solutions, today announced financial results for its first quarter ended March 31, 2022.

“We delivered strong performance in the first quarter, with outstanding execution from our teams around the world,” said David DeStefano, Vertex Chief Executive Officer. “Our revenues continue to accelerate, and the investments we are making to drive our growth strategy are gaining momentum and advancing our market leadership.”

First Quarter 2022 Financial Results

●	Total revenues of $115.0 million, up 17.0% year-over-year.
●	Software subscription revenues of $97.1 million, up 16.6% year-over-year.
●	Cloud revenues of $38.3 million, up 42.1% year-over-year.
●	Annual Recurring Revenue (“ARR”) of $380.6 million, up 18.9% year-over-year, compared to 17.0% in the fourth quarter of 2021.
●	Average Annual Revenue per customer (“AARPC”) was $89,700 at March 31, 2022, compared to $79,600 at March 31, 2021 and $86,700 at December 31, 2021.
●	Net Revenue Retention (“NRR”) rate was 110% in the first quarter of 2022, an increase from 105% for the quarter ended March 31, 2021 and 108% for the quarter ended December 31, 2021.
●	Income from operations of $0.5 million, compared to $2.1 million for the same period prior year. Non-GAAP operating income of $16.2 million, compared to $15.4 million for the same period prior year.
●	Net loss of $0.3 million, compared to net income of $2.3 million for the same period prior year.
●	Net loss per basic and diluted Class A and Class B share of $(0.00) for 2022 compared to net income of $0.00 for the same period prior year.
●	Non-GAAP net income of $12.1 million and Non-GAAP diluted EPS of $0.08.
●	Adjusted EBITDA of $19.1 million, compared to $18.2 million for the same period prior year. Adjusted EBITDA margin of 16.6%, compared to 18.5% for the same period prior year.
●	4,242 customers at March 31, 2022.

Vertex Chief Financial Officer John Schwab said, “We saw continued growth in Q1 across key metrics including Annual Recurring Revenue and Net Revenue Retention rates. During the first quarter, we refinanced our credit facility to increase operational flexibility and we continued to make strategic investments in the business to drive sustained growth and shareholder value.”

Definitions of certain key business metrics and the non-GAAP financial measures used in this press release and reconciliations of such measures to the most directly comparable GAAP financial measures are included below under the headings “Definitions of Certain Key Business Metrics” and “Use and Reconciliation of Non-GAAP Financial Measures.”

Financial Outlook

For the second quarter of 2022, the Company currently expects:

●	Revenues of $116.0 million to $117.5 million, representing growth of 11% to 12% from the second quarter of 2021; and

●	Adjusted EBITDA of $16.0 million to $18.0 million, representing a decrease of $1.2 million to $3.2 million from the second quarter of 2021.

For the full-year 2022, the Company currently expects:

●	Revenues of $479 million to $483 million, representing growth of 13% to 14% from the full-year 2021;
●	Cloud revenue growth of 33% from the full-year 2021; and
●	Adjusted EBITDA of $72 million to $75 million, representing a decrease of $3 million to $6 million from the full-year 2021, reflecting ongoing investment in research and development, as well as selling and marketing expenses to drive growth.

The Company is unable to reconcile forward-looking Adjusted EBITDA to net income (loss), the most directly comparable GAAP financial measure, without unreasonable efforts because the Company is currently unable to predict with a reasonable degree of certainty the type and extent of certain items that would be expected to impact net income (loss) for these periods but would not impact Adjusted EBITDA. Such items may include stock-based compensation expense, depreciation and amortization of capitalized software costs and acquired intangible assets, severance, acquisition contingent consideration, transaction costs, and other items. The unavailable information could have a significant impact on the Company’s net income (loss). The foregoing forward-looking statements reflect the Company’s expectations as of today's date. Given the number of risk factors, uncertainties and assumptions discussed below, actual results may differ materially. The Company does not intend to update its financial outlook until its next quarterly results announcement.

Important disclosures in this earnings release about and reconciliations of non-GAAP financial measures to the most directly comparable GAAP financial measures are provided below under “Use and Reconciliation of Non-GAAP Financial Measures.”

Conference Call and Webcast Information

Vertex will host a conference call at 8:30 a.m. Eastern Time today, May 10, 2022, to discuss its first quarter 2022 financial results.

Those wishing to participate via webcast should access the call through the Company’s Investor Relations website at https://ir.vertexinc.com. Those wishing to participate via telephone may dial in at 1-877-407-4018 (USA) or 1-201-689-8471 (International). The conference call replay will be available via webcast through the Company’s Investor Relations website.

The telephone replay will be available from 11:30 a.m. Eastern Time on May 10, 2022, through May 24, 2022, by dialing 1-844-512-2921 (USA) or 1-412-317-6671 (International). The replay passcode will be 13728888.

About Vertex

Vertex, Inc. is a leading global provider of indirect tax software and solutions. The Company’s mission is to deliver the most trusted tax technology enabling global businesses to transact, comply and grow with confidence. Vertex provides solutions that can be tailored to specific industries for major lines of indirect tax, including sales and consumer use, value added and payroll. Headquartered in North America, and with offices in South America and Europe, Vertex employs over 1,300 professionals and serves companies across the globe.

For more information, visit www.vertexinc.com or follow on Twitter and LinkedIn.

Forward Looking Statements

Any statements made in this press release that are not statements of historical fact, including statements about our beliefs and expectations, are forward-looking statements and should be evaluated as such. Forward-looking statements include information concerning possible or assumed future results of operations, including descriptions of our business plan and strategies. Forward-looking statements are based on Vertex management’s beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Factors which may cause actual results to differ materially from current expectations include, but are not limited to: potential effects on our business of the COVID-19 pandemic; our ability to attract new customers on a cost-effective basis and the extent to which existing customers renew and upgrade their subscriptions; our ability to sustain and expand revenues, maintain profitability, and to effectively manage our anticipated growth; our ability to identify acquisition targets and to successfully integrate and operate acquired businesses; our ability to maintain and expand our strategic relationships with third parties; and the other factors described under the heading “Risk Factors” in the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 as filed with the Securities Exchange Commission (“SEC”), as may be subsequently updated by our other SEC filings. Copies of such filings may be obtained from the Company or the SEC.

All forward-looking statements reflect our beliefs and assumptions only as of the date of this press release. We undertake no obligation to update forward-looking statements to reflect future events or circumstances.

Definitions of Certain Key Business Metrics

Annual Recurring Revenue (“ARR”)

We derive the vast majority of our revenues from recurring software subscriptions. We believe ARR provides us with visibility to our projected software subscription revenues in order to evaluate the health of our business. Because we recognize subscription revenues ratably, we believe investors can use ARR to measure our expansion of existing customer revenues, new customer activity, and as an indicator of future software subscription revenues. ARR is based on monthly recurring revenues (“MRR”) from software subscriptions for the most recent month at period end, multiplied by twelve. MRR is calculated by dividing the software subscription price, inclusive of discounts, by the number of subscription covered months. MRR only includes customers with MRR at the end of the last month of the measurement period. AARPC represents average annual revenue per customer and is calculated by dividing ARR by the number of software subscription customers at the end of the respective period.

Net Revenue Retention Rate (“NRR”)

We believe that our NRR provides insight into our ability to retain and grow revenues from our customers, as well as their potential long-term value to us. We also believe it demonstrates to investors our ability to expand existing customer revenues, which is one of our key growth strategies. Our NRR refers to the ARR expansion during the 12 months of a reporting period for all customers who were part of our customer base at the beginning of the reporting period. Our NRR calculation takes into account any revenues lost from departing customers or customers who have downgraded or reduced usage, as well as any revenue expansion from migrations, new licenses for additional products or contractual and usage-based price changes.

Use and Reconciliation of Non-GAAP Financial Measures

In addition to our results determined in accordance with accounting principles generally accepted in the U.S. (“GAAP”) and key business metrics described above, we have calculated non-GAAP cost of revenues, non-GAAP gross profit, non-GAAP gross margin, non-GAAP research and development expense, non-GAAP selling and marketing expense, non-GAAP general and administrative expense, non-GAAP operating income, non-GAAP net income, non-GAAP diluted EPS, Adjusted EBITDA, Adjusted EBITDA margin, free cash flow and free cash flow margin, which are each non-GAAP financial measures. We have provided tabular reconciliations of each of these non-GAAP financial measures to its most directly comparable GAAP financial measure.

Management uses these non-GAAP financial measures to understand and compare operating results across accounting periods, for internal budgeting and forecasting purposes, and to evaluate financial performance and liquidity. Our non-GAAP financial measures are presented as supplemental disclosure as we believe they provide useful information to investors and others in understanding and evaluating our results, prospects, and liquidity period-over-period without the impact of certain items that do not directly correlate to our operating performance and that may vary significantly from period to period for reasons unrelated to our operating performance, as well as comparing our financial results to those of other companies. Our definitions of these non-GAAP financial measures may differ from similarly titled measures presented by other companies and therefore comparability may be limited. In addition, other companies may not publish these or similar metrics. Thus, our non-GAAP financial measures should be considered in addition to, not as a substitute for, or in isolation from, the financial information prepared in accordance with GAAP, and should be read in conjunction with the consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2021 and in our Quarterly Report on Form 10-Q for the quarter ended March 31, 2022 to be filed with the SEC.

We calculate these non-GAAP financial measures as follows:

●	Non-GAAP cost of revenues, software subscriptions is determined by adding back to GAAP cost of revenues, software subscriptions, the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP cost of revenues, services is determined by adding back to GAAP cost of revenues, services, the stock-based compensation expense included in cost of revenues, services for the respective periods.
●	Non-GAAP gross profit is determined by adding back to GAAP gross profit the stock-based compensation expense, and depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues for the respective periods.
●	Non-GAAP gross margin is determined by dividing non-GAAP gross profit by total revenues for the respective periods.
●	Non-GAAP research and development expense is determined by adding back to GAAP research and development expense the stock-based compensation expense included in research and development expense for the respective periods.
●	Non-GAAP selling and marketing expense is determined by adding back to GAAP selling and marketing expense the stock-based compensation expense and the amortization of acquired intangible assets included in selling and marketing expense for the respective periods.
●	Non-GAAP general and administrative expense is determined by adding back to GAAP general and administrative expense the stock-based compensation expense and severance expense included in general and administrative expense for the respective periods.
●	Non-GAAP operating income is determined by adding back to GAAP income or loss from operations the stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues, amortization of acquired intangible assets – selling and marketing expense, severance expense, acquisition contingent consideration, and transaction costs included in GAAP income or loss from operations for the respective periods.
●	Non-GAAP net income is determined by adding back to GAAP net income or loss the income tax benefit or expense, stock-based compensation expense, depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues, amortization of acquired intangible assets – selling and marketing expense, severance expense, acquisition contingent consideration and transaction costs included in GAAP net income or loss for the respective periods to determine non-GAAP income or loss before income taxes. Non-GAAP income before income taxes is then adjusted for income taxes calculated using the respective statutory tax rates for applicable jurisdictions, which for purposes of this determination were assumed to be 25.5%.
●	Non-GAAP net income per diluted share of Class A and Class B common stock (“Non-GAAP diluted EPS”) is determined by dividing non-GAAP net income by the weighted average shares outstanding of all classes of common stock, inclusive of the impact of dilutive common stock equivalents to purchase such common stock, including stock options, restricted stock awards, restricted stock units and employee stock purchase plan shares.

●	Adjusted EBITDA is determined by adding back to GAAP net income or loss the net interest income or expense, income taxes, depreciation and amortization of property and equipment, depreciation and amortization of capitalized software and acquired intangible assets included in cost of subscription revenues, amortization of acquired intangible assets included in selling and marketing expense, asset impairments, stock-based compensation expense, severance expense, acquisition contingent consideration and transaction costs included in GAAP net income or loss for the respective periods.
●	Adjusted EBITDA margin is determined by dividing Adjusted EBITDA by total revenues for the respective periods.
●	Free cash flow is determined by adjusting net cash provided by (used in) operating activities by adding back cash used for the converted stock appreciation rights redeemed in connection with the initial public offering, and reducing it for purchases of property and equipment and capitalized software additions for the respective periods.
●	Free cash flow margin is determined by dividing free cash flow by total revenues for the respective periods.

We encourage investors and others to review our financial information in its entirety, not to rely on any single financial measure and to view these non-GAAP financial measures in conjunction with the related GAAP financial measures.

Vertex, Inc. and Subsidiaries

Condensed Consolidated Balance Sheets

(Unaudited)

	March 31,	December 31,
(In thousands, except per share data)	2022	2021
	(unaudited)
Assets
Current assets:
Cash and cash equivalents	$97,340	$73,333
Funds held for customers	25,899	24,873
Accounts receivable, net of allowance of $8,450 and $9,151, respectively	75,807	76,929
Prepaid expenses and other current assets	21,513	20,536
Total current assets	220,559	195,671
Property and equipment, net of accumulated depreciation	102,228	98,390
Capitalized software, net of accumulated amortization	33,053	33,442
Goodwill and other intangible assets	272,633	272,702
Deferred commissions	11,679	12,555
Deferred income tax asset	34,554	35,298
Operating lease right of use assets	19,644	20,249
Other assets	3,158	1,900
Total assets	$697,508	$670,207

Liabilities and Stockholders' Equity
Current liabilities:
Current portion of long-term debt	$1,250	$—
Accounts payable	14,578	13,000
Accrued expenses	27,286	22,966
Tax sharing agreement distributions payable	—	536
Customer funds obligations	24,507	23,461
Accrued salaries and benefits	13,992	16,671
Accrued variable compensation	9,917	26,462
Deferred compensation, current	4,202	4,202
Deferred revenue, current	235,236	237,344
Current portion of operating lease liabilities	4,145	3,933
Current portion of finance lease liabilities	286	284
Deferred purchase consideration, current	19,905	19,805
Purchase commitment and contingent consideration liabilities, current	1,258	468
Total current liabilities	356,562	369,132
Deferred compensation, net of current portion	2,056	1,963
Deferred revenue, net of current portion	10,479	11,666
Debt, net of current portion	48,554	—
Operating lease liabilities, net of current portion	23,360	24,320
Finance lease liabilities, net of current portion	68	68
Deferred purchase consideration, net of current portion	9,519	19,419
Purchase commitment and contingent consideration liabilities, net of current portion	12,152	10,829
Deferred other liabilities	1,927	2,726
Total liabilities	464,677	440,123
Commitments and contingencies

Stockholders' equity:
Preferred shares, $0.001 par value, 30,000 shares authorized; no shares issued and outstanding	—	—
Class A voting common stock, $0.001 par value, 300,000 shares authorized; 42,561 and 42,286 shares issued and outstanding, respectively	42	42
Class B voting common stock, $0.001 par value, 150,000 shares authorized; 106,807 shares issued and outstanding	107	107
Additional paid in capital	227,751	222,621
Retained earnings	24,477	24,811
Accumulated other comprehensive loss	(19,546)	(17,497)
Total stockholders' equity	232,831	230,084
Total liabilities and stockholders' equity	$697,508	$670,207

Vertex, Inc. and Subsidiaries

Condensed Consolidated Statements of Comprehensive (Loss) Income

(Unaudited)

	Three months ended
	March 31,
(In thousands, except per share data)	2022	2021

Revenues:
Software subscriptions	$97,131	$83,280
Services	17,853	14,956
Total revenues	114,984	98,236
Cost of revenues:
Software subscriptions	32,913	25,590
Services	11,953	11,343
Total cost of revenues	44,866	36,933
Gross profit	70,118	61,303
Operating expenses:
Research and development	9,633	11,459
Selling and marketing	27,452	20,150
General and administrative	28,757	24,852
Depreciation and amortization	2,960	2,827
Other operating expense, net	848	(129)
Total operating expenses	69,650	59,159
Income from operations	468	2,144
Interest (income) expense, net	(6)	535
Income before income taxes	474	1,609
Income tax expense (benefit)	808	(679)
Net (loss) income	(334)	2,288
Other comprehensive loss from foreign currency translation adjustments and revaluations, net of tax	2,049	977
Total comprehensive (loss) income	$(2,383)	$1,311

Net (loss) income attributable to Class A stockholders, basic	$(95)	$413
Net (loss) income per Class A share, basic	$(0.00)	$0.02
Weighted average Class A common stock, basic	42,349	26,458
Net (loss) income attributable to Class A stockholders, diluted	$(95)	$550
Net (loss) income per Class A share, diluted	$(0.00)	$0.01
Weighted average Class A common stock, diluted	42,349	38,003

Net (loss) income attributable to Class B stockholders, basic	$(239)	$1,875
Net (loss) income per Class B share, basic	$(0.00)	$0.02
Weighted average Class B common stock, basic	106,807	120,117
Net (loss) income attributable to Class B stockholders, diluted	$(239)	$1,738
Net (loss) income per Class B share, diluted	$(0.00)	$0.01
Weighted average Class B common stock, diluted	106,807	120,117

Vertex, Inc. and Subsidiaries

Condensed Consolidated Statements of Cash Flows

(Unaudited)

	Three months ended
	March 31,
(In thousands)	2022	2021
Cash flows from operating activities:
Net (loss) income	$(334)	$2,288
Adjustments to reconcile net (loss) income to net cash provided by operating activities:
Depreciation and amortization	12,906	8,816
Provision for subscription cancellations and non-renewals, net of deferred allowance	(279)	379
Amortization of deferred financing costs	53	53
Change in fair value of contingent consideration liability	700	—
Write-off of deferred financing costs	372	—
Stock-based compensation expense	4,933	6,543
Deferred income tax (benefit) provision	62	(615)
Non-cash operating lease costs	622	998
Other	412	(14)
Changes in operating assets and liabilities:
Accounts receivable	2,688	13,810
Prepaid expenses and other current assets	(1,091)	(13,437)
Deferred commissions	875	50
Accounts payable	1,555	2,258
Accrued expenses	3,806	(3,048)
Accrued and deferred compensation	(19,254)	(14,966)
Deferred revenue	(3,718)	(5,046)
Operating lease liabilities	(763)	(1,519)
Other	(950)	485
Net cash provided by (used in) operating activities	2,595	(2,965)
Cash flows from investing activities:
Acquisition of business, net of cash acquired	(474)	(6,100)
Property and equipment additions	(13,873)	(6,195)
Capitalized software additions	(2,912)	(2,221)
Net cash used in investing activities	(17,259)	(14,516)
Cash flows from financing activities:
Net increase (decrease) in customer funds obligations	1,046	(438)
Proceeds from term loan	50,000	—
Payments for deferred financing costs	(993)	—
Payments for taxes related to net share settlement of stock-based awards	(337)	(7,178)
Proceeds from exercise of stock options	600	147
Distributions under Tax Sharing Agreement	(536)	—
Payments of finance lease liabilities	—	(671)
Payments for deferred purchase commitments	(10,000)	—
Net cash provided by (used in) financing activities	39,780	(8,140)
Effect of exchange rate changes on cash, cash equivalents and restricted cash	(83)	(226)
Net increase (decrease) in cash, cash equivalents and restricted cash	25,033	(25,847)
Cash, cash equivalents and restricted cash, beginning of period	98,206	312,273
Cash, cash equivalents and restricted cash, end of period	$123,239	$286,426
Reconciliation of cash, cash equivalents and restricted cash to the Consolidated Balance Sheets, end of period:
Cash and cash equivalents	$97,340	$277,681
Restricted cash—funds held for customers	25,899	8,745
Total cash, cash equivalents and restricted cash, end of period	$123,239	$286,426

Summary of Non-GAAP Financial Measures

(Unaudited)

	Three months ended
	March 31,
(Dollars in thousands, except per share data)	2022	2021
Non-GAAP cost of revenues, software subscriptions	$22,770	$19,125
Non-GAAP cost of revenues, services	$11,547	$10,749
Non-GAAP gross profit	$80,667	$68,362
Non-GAAP gross margin	70.2%	69.7%
Non-GAAP research and development expense	$9,519	$10,898
Non-GAAP selling and marketing expense	$25,631	$18,779
Non-GAAP general and administrative expense	$26,233	$20,630
Non-GAAP operating income	$16,176	$15,357
Non-GAAP net income	$12,056	$11,042
Non-GAAP diluted EPS	$0.08	$0.07
Adjusted EBITDA	$19,136	$18,184
Adjusted EBITDA margin	16.6%	18.5%
Free cash flow	$(14,190)	$(11,381)
Free cash flow margin	(12.3)%	(11.6)%

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures

(Unaudited)

	Three months ended
	March 31,
(Dollars in thousands)	2022	2021
Non-GAAP Cost of Revenues, Software Subscriptions:
Cost of revenues, software subscriptions	$32,913	$25,590
Stock-based compensation expense	(446)	(560)
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	(9,697)	(5,905)
Non-GAAP cost of revenues, software subscriptions	$22,770	$19,125

Non-GAAP Cost of Revenues, Services:
Cost of revenues, services	$11,953	$11,343
Stock-based compensation expense	(406)	(594)
Non-GAAP cost of revenues, services	$11,547	$10,749

Non-GAAP Gross Profit:
Gross profit	$70,118	$61,303
Stock-based compensation expense	852	1,154
Depreciation and amortization of capitalized software and acquired intangible assets – cost of subscription revenues	9,697	5,905
Non-GAAP gross profit	$80,667	$68,362

Non-GAAP Gross Margin:
Total Revenues	$114,984	$98,236
Non-GAAP gross margin	70.2%	69.7%

Non-GAAP Research and Development Expense:
Research and development expense	$9,633	$11,459
Stock-based compensation expense	(114)	(561)
Non-GAAP research and development expense	$9,519	$10,898

Non-GAAP Selling and Marketing Expense:
Selling and marketing expense	$27,452	$20,150
Stock-based compensation expense	(1,572)	(1,287)
Amortization of acquired intangible assets – selling and marketing expense	(249)	(84)
Non-GAAP selling and marketing expense	$25,631	$18,779

Non-GAAP General and Administrative Expense:
General and administrative expense	$28,757	$24,852
Stock-based compensation expense	(2,395)	(3,541)
Severance expense	(122)	(531)
Transaction costs	(7)	(150)
Non-GAAP general and administrative expense	$26,233	$20,630

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three months ended
	March 31,
(In thousands, except per share data)	2022	2021
Non-GAAP Operating Income:
Income from operations	$468	$2,144
Stock-based compensation expense	4,933	6,543
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,697	5,905
Amortization of acquired intangible assets – selling and marketing expense	249	84
Severance expense	122	531
Acquisition contingent consideration	700	—
Transaction costs	7	150
Non-GAAP operating income	$16,176	$15,357

Non-GAAP Net Income:
Net (loss) income	$(334)	$2,288
Income tax expense (benefit)	808	(679)
Stock-based compensation expense	4,933	6,543
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,697	5,905
Amortization of acquired intangible assets – selling and marketing expense	249	84
Severance expense	122	531
Acquisition contingent consideration	700	—
Transaction costs	7	150
Non-GAAP income before income taxes	16,182	14,822
Income tax adjustment at statutory rate	(4,126)	(3,780)
Non-GAAP net income	$12,056	$11,042

Non-GAAP net income	$12,056	$11,042
Weighted average Class A and B common stock, diluted	158,117	158,120
Non-GAAP diluted EPS	$0.08	$0.07

Vertex, Inc. and Subsidiaries

Reconciliation of GAAP to Non-GAAP Financial Measures (continued)

(Unaudited)

	Three months ended
	March 31,
(Dollars in thousands)	2022	2021
Adjusted EBITDA:
Net (loss) income	$(334)	$2,288
Interest (income) expense, net	(6)	535
Income tax expense (benefit)	808	(679)
Depreciation and amortization - property and equipment	2,960	2,827
Depreciation and amortization of capitalized software and acquired intangible assets - cost of subscription revenues	9,697	5,905
Amortization of acquired intangible assets - selling and marketing expense	249	84
Stock-based compensation expense	4,933	6,543
Severance expense	122	531
Acquisition contingent consideration	700	—
Transaction costs	7	150
Adjusted EBITDA	$19,136	$18,184

Adjusted EBITDA Margin:
Total revenues	$114,984	$98,236
Adjusted EBITDA margin	16.6%	18.5%

	Three months ended
	March 31,
(Dollars in thousands)	2022	2021
Free Cash Flow:
Cash provided by (used in) operating activities	$2,595	$(2,965)
Property and equipment additions	(13,873)	(6,195)
Capitalized software additions	(2,912)	(2,221)
Free cash flow	$(14,190)	$(11,381)

Free Cash Flow Margin:
Total revenues	$114,984	$98,236
Free cash flow margin	(12.3)%	(11.6)%

Investor Relations Contact:
Ankit Hira or Ed Yuen
Solebury Trout for Vertex, Inc.
ir@vertexinc.com
610.312.2890

Media Contact:

Marisa Norris

Vertex, Inc.

mediainquiries@vertexinc.com

610.283.6284